Report of Independent
    Registered Public
     Accounting Firm


To the Board of Directors
and Shareholders of
Franklin Federal Tax-Free
Income Fund

In planning and
performing our audit of
the financial statements
of Franklin Federal Tax-
Free Income Fund (the
"Fund") as of and for the
year ended April 30,
2008, in accordance with
the standards of the
Public Company Accounting
Oversight Board (United
States), we considered
the Fund's internal
control over financial
reporting, including
control activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related
costs of controls. A
Fund's internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles. A
fund's internal control
over financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and trustees
of the fund; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a fund's
assets that could have a
material effect on the
financial statements

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance with
the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement of
the Fund's annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in
internal control over
financial reporting that
might be significant
deficiencies or material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
over financial reporting
and its operation,
including controls for
safeguarding securities,
that we consider to be
material weaknesses as
defined above as of April
30, 2008.

This report is intended
solely for the
information and use of
management and the Board
of Directors of Franklin
Federal Tax-Free Income
Fund and the Securities
and Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties.


PricewaterhouseCoopers
LLP

San Francisco, California
June 18, 2008